Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                                                 16
Distribution Date:                                                   14-Jul-97
Payment Date:                                                        15-Jul-97
Collection Period Beginning:                                         01-Jun-97
Collection Period Ending:                                            30-Jun-97
Note and Certificate Accrual Beginning:                              16-Jun-97
Note and Certificate Accrual Ending:                                 15-Jul-97

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount               6.62%
OC Balance as % of Ending Participation Invested Amount                  6.78%
OC Balance as % of Ending Participation Invested Amount (3 month aver    6.47%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test          ---
Is the MAP Over?                                                          0.00
Is this the Early Amortization Period?                                    0.00
Interest Allocation Percentage Calculation:
Numerator                                                       637,700,447.80
Denominator-Component(x)-Aggregate Receivables & Partc. Int   3,383,410,656.15
Denominator - Component (y) - Aggregate Numerators            3,084,861,416.96
Applicable Interest Allocation Percentage                               18.85%
Principal Allocation Percentage Calculation:
Numerator                                                       637,700,447.80
Denominator-Component(x)-Aggregate Receivables & Partc. Int   3,383,410,656.15
Denominator - Component (y) - Aggregate Numerators            3,084,861,416.96
Applicable Principal Allocation Percentage                              18.85%
Default Allocation Percentage Calculation:
Numerator                                                       637,700,447.80
Denominator-Component(x)-Aggregate Receivables & Partc. Int   3,383,410,656.15
Denominator - Component (y) - Aggregate Numerators            3,084,861,416.96
Default Allocation Percentage (Floating Allocation Percentage)          18.85%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                            11,478,608.06
Series Participation Interest Default Amount (Sec.4.11(a)(iii))   4,770,459.49
Excess of (i) 1.8% of Part. Inv. Amt. over (ii)Series Part. Int   6,708,148.57
Minimum Principal Amount                                          6,708,148.57
Investor Principal Collections                                    8,343,034.87
Investor Finance Charge and Admin. Collections (4.11a)           10,475,308.86
Investor Allocated Defaulted Amounts                              4,770,459.49

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance                637,700,447.80
Beginning Participation Invested Amount                         637,700,447.80
Ending Participation Unpaid Principal Balance                   624,586,953.44
Ending Participation Invested Amount                            624,586,953.44
Beginning Participation Unpaid Principal Balancex(PRIME-1.50%)    3,843,916.59
Note Interest and Cert Yield Amounts Due Pursuant to Sec.3.05     2,891,491.94
Participation Invested Amount x 25bps per annum                     132,854.26
Participation Interest Distribution Amount                        3,843,916.59
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)           10,475,308.86
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)                0.00
Series Participation Interest Monthly Interest (Sec.4.11(a)(ii)) 3,843,916.59 Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 4,770,459.49
Reimbursed  Series Particpation Int Charge-Offs (Sec. 4.11 (a)(i          0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))           1,062,834.08
Excess (Sec. 4.11 (a)(vi))                                          798,098.70
Reconciliation Check                                                      0.00
Series Participation Interest Monthly Principal                  13,113,494.36
Beginning Unreimbursed Participation Interest Charge-Offs                 0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))               0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec.4.11(a)(i       0.00
Ending Unreimbursed Participation Interest Charge-Offs                    0.00
Available Investor Principal Collections                         13,113,494.36
Participation Interest Distribution Amount                        3,843,916.59
Series Participation Interest Charge-Offs                                 0.00

OWNER TRUST CALCULATIONS
Note Interest and Cert Yield Amt Due Pursuant to Sec. 3.05        2,891,491.94
Excess Interest                                                     952,424.65
Beginning Net Charge-Offs                                                 0.00
Reversals                                                                 0.00
+Available Investor Principal Collections                        13,113,494.36
+Series Participation Interest Charge Offs                                0.00
+ Lesser of Excess Interest and Carryover Charge Offs                     0.00
Optimum Monthly Principal                                        13,113,494.36
Are the Notes Retired ?                                                   0.00
Accelerated Principal Payment                                       132,854.26
Beginning Class A Security Balance                              433,782,035.45
Beginning Class B Security Balance                              136,244,640.00
Beginning Certificate  Security Balance                          25,455,360.00
Beginning Overcollateralization Amount plus APP                  42,351,266.61
Beginning Class A Adjusted Balance                              433,782,035.45
Beginning Class B Adjusted Balance                              136,244,640.00
Beginning Certficate  Adjusted Balance                           25,455,360.00
Beginning Overcollateralization Amount plus APP                  42,351,266.61
Class A Balance After Payment pursuant to clause (iv)           420,668,541.09
Class B Balance After Payment pursuant to clause (v)            136,244,640.00
Certificate Balance After Payment pursuant to clause (vi)        25,455,360.00
Class B Minimum Adjusted Principal Balance                       49,000,000.00
Certificate Minimum Adjusted Principal Balance                    4,900,000.00
Minimum Overcollateralization Amount                             13,300,000.00
Certificate Minimum Balance Target                               18,927,483.04
Scheduled Certificate Payment to Certificate Minimum Bal Target   6,527,876.96
Class A Targeted Balance                                        324,785,215.79
Class B Targeted Balance                                        122,722,108.40
Certificate Targeted Balance                                      8,338,011.77
Class A:  Payment Required to get to Target                     108,996,819.66
Class B:  Payment Required to get to Target or Min Adjusted Bal  13,522,531.60
Certificate:  Payment Required to get to Target or Min Adjusted B17,117,348.23
OC:  Payment to get to Minimum Overcollateralization Amount      29,051,266.61
Section 3.05 Payment of Principal and Interest;  Defaulted Interest       0.00
Pay Certificate Yield in step (i) (1= Yes)                                1.00
Remittances on the Participation                                 16,957,410.95
Interest and Yield
(i)     Pay Class A Interest Distribution (Sec. 3.05 (i)(a))      2,064,290.38
(ii)    Pay Class B Interest Distribution (Sec. 3.05 (i)(b))        690,069.64
(iii) Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c)) 137,131.91 Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Prin Balance (Sec.3.05(ii)(a))    13,113,494.36
(v)    Pay Class B to Targeted Prin Balance (Sec.3.05 (ii)(b))            0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec. 3.05 (i)( 0.00 Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal Balance (Sec. 3.05 (iii)     0.00
(vii) Pay OC Remaining Optimal Monthly Principal Amount (Sec. 3.05 ( 0.00 Principal up to the Accelerated Principal Payment Amount
(viii) (a)  Pay Class A to Targeted Principal Balance (Sec. 3.05 (v 132,854.26
(viii) (b)  Pay Class B to Targeted Principal Balance (Sec. 3.05 (v       0.00
(viii) (c)  Pay Class A to zero (Sec. 3.05 (v)(c))                        0.00
(viii) (d  )  Pay Class B to zero (Sec. 3.05 (v)(d))                      0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))                            0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))                            0.00
(xiii) Pay Certificates, st.Certificate Min. Bal. Target (Sec.3.05 (      0.00
(ix)   Pay OC Remaining Optimum Monthly Principal (Sec. 3.05 (vi)(d))     0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                       819,570.39
Total Reconciliation Check                                                0.00
Accelerated Principal Reconciliation                                      0.00
Optimum Monthly Principal Reconciliation                                  0.00

BOND SUMMARY:
Beginning Class A Note Security Balance                        $433,782,035.45
Beginning Class B Note Security Balance                        $136,244,640.00
Beginning Certificate Security Balance                          $25,455,360.00
Beginning Overcollateralization Amount                          $42,218,412.35
Beginning Class A Adjusted Balance                             $433,782,035.45
Beginning Class B Adjusted Balance                             $136,244,640.00
Beginning Certficate  Adjusted Balance                          $25,455,360.00
Beginning Overcollateralization Amount                          $42,218,412.35
Ending Class A Note Security Balance                           $420,535,686.83
Ending Class B Note Security Balance                           $136,244,640.00
Ending Certificate Security Balance                             $25,455,360.00
Ending Overcollateralization Amount                             $42,351,266.61
Ending Class A Adjusted Balance                                $420,535,686.83
Ending Class B Adjusted Balance                                $136,244,640.00
Ending Certficate  Adjusted Balance                             $25,455,360.00
Ending Overcollateralization Amount                             $42,351,266.61
Class A Note Rate Capped at 13%                                      5.907500%
Class B Note Rate Capped at 15%                                      6.287500%
Certificate Rate Capped at 16%                              6.687500%
Class A Interest Due                            $2,064,290.38
Class B Interest Due                               $690,069.64
Certificate Yield  Due                            $137,131.91
Class A Interest Paid                  $2,064,290.38
Class B Interest Paid                       $690,069.64
Certificate Yield Paid                        $137,131.91
Class A Unpaid Interest                             $0.00
Class B Unpaid Interest                                 $0.00
Certificate Unpaid Yield                            $0.00
Class A Principal Paid                $13,246,348.62
Class B Principal Paid                                      $0.00
Certificate Principal Paid                             $0.00
OC Principal Paid                                 $0.00
Beginning Class A Net Charge-Off                     $0.00
Beginning Class B Net Charge-Off                      $0.00
Beginning Certificate Net Charge-Off                 $0.00
Beginning OC Net Charge-Off                       $0.00
Reversals Allocated to Class A                     $0.00
Reversals Allocated to Class B                        $0.00
Reversals Allocated to Certificates                            $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments $132,854.26
 Total Charge-Offs:                               $0.00
Charge-Offs Allocated to Class A                      $0.00
Charge-Offs Allocated to Class B                     $0.00
Charge-Offs Allocated to Certificates                 $0.00
Charge-Offs Allocated to OC                    $0.00
Ending Class A Net Charge-Off                    $0.00
Ending Class B Net Charge-Off              $0.00
Ending Certificate Net Charge-Off      $0.00
Ending OC Net Charge-Off                 $0.00
Bond Balance Reconciliation    (should equal $0.00)                   ($0.00)
Certificate Balance/Participation Invested Amount (Beginning of Month 3.9917% Designated Certificate/Certificate Security (Balance Begin of Month 1.003168%
Designated Certificate  - Beginning of Month                       $255,360.00
Principal Payments in Respect of Designated Cert (Sec. 3.05 (            $0.00
Designated Certificate  - End of Month                             $255,360.00
Interest Payments in Respect of Designated Certificate (Sec.3.05(i) $1,375.66 Designated Certificateholder Accelerated Principal Payments-Begin$2,318,412.35
Accelerated Principal Payment (Sec. 3.05 (v))                      $132,854.26
Payments to Holder of Designated Certificate in respect to Acc. Prin.    $0.00
Designated Certificateholder Accelerated Principal Payments-End   2,451,266.61
esignated Certificateholder Holdback Amount (Begin of Month)    $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amt(        $0.00
Designated Certificateholder Holdback Amount (End of Month)     $39,900,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph fo    $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))                      $819,570.39

Monthly Security  Report
Household Consumer Loan Trust 1996-1

Distribution Date                                     13-Jun-97
Payment Date:                                           14-Jun-97
Collection Period Beginning                               01-Jun-97
Collection Period Ending:                               30-Jun-97
Note and Certificate Accrual Beginning:                  16-Jun-97
Note and Certificate Accrual Ending:                 15-Jul-97


Ending Pool Principal Balance                        3310480356.28
Series 1996-1 Participation Invested Amount             $624,586,953.44
Seller Amount                                     $290,344,982.32
Remittances on the Participation                     $16,957,410.95
Optimum Monthly Principal                           $13,113,494.36
Accelerated Principal Payment                       $132,854.26
Beginning Class A Note Security Balance                 $433,782,035.45
Beginning Class B Note Security Balance                $136,244,640.00
Beginning Certificate Security Balance                     $25,455,360.00
Beginning Overcollateralization Amount              $42,218,412.35
Beginning Class A Adjusted Balance              $433,782,035.45
Beginning Class B Adjusted Balance               $136,244,640.00
Beginning Certficate  Adjusted Balance                      $25,455,360.00
Beginning Overcollateralization Amount              $42,218,412.35
Ending Class A Note Security Balance               $420,535,686.83
Ending Class B Note Security Balance              $136,244,640.00
Ending Certificate Security Balance              $25,455,360.00
Ending Overcollateralization Amount              $42,351,266.61
Ending Class A Adjusted Balance              $420,535,686.83
Ending Class B Adjusted Balance         $136,244,640.00
Ending Certificate  Adjusted Balance         $25,455,360.00
Ending Overcollateralization Amount               $42,351,266.61
Class A Note Rate Capped at 13%                            5.907500%
Class B Note Rate Capped at 15%                            6.287500%
Certificate Rate Capped at 16%                          6.687500%
Class A Interest Due                                $2,064,290.38
Class B Interest Due                                 $690,069.64
Certificate Yield  Due                               $137,131.91
Class A Interest Paid                       $2,064,290.38
Class B Interest Paid                                   $690,069.64
Certificate Yield Paid                                   $137,131.91
Class A Unpaid Interest                                   $0.00
Class B Unpaid Interest                                   $0.00
Cetificate Unpaid Yield                                 $0.00
Class A Principal Paid                         $13,246,348.62
Class B Principal Paid                                  $0.00
Certificate  Principal Paid                              $0.00
OC Principal Paid                                       $0.00
Beginning Class A Net Charge-Off                         $0.00
Beginning Class B Net Charge-Off                       $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                             $0.00
Reversals Allocated to Class A                      $0.00
Reversals Allocated to Class B                         $0.00
Reversals Allocated to Certificates                  $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments  $132,854.26
 Total Charge-Offs:                               $0.00
Charge-Offs Allocated to Class A                          $0.00
Charge-Offs Allocated to Class B                     $0.00
Charge-Offs Allocated to Certificates            $0.00
Charge-Offs Allocated to OC                      $0.00
Ending Class A Net Charge-Off                          $0.00
Ending Class B Net Charge-Off                  $0.00
Ending Certificate Net Charge-Off                  $0.00
Ending OC Net Charge-Off                        $0.00
Interest paid per $1,000 Class A               3.233538
Principal paid per $1,000 Class A            20.749293
Interest paid per $1,000 Class B                              5.064931
Principal paid per $1,000 Class B                     0.000000
Yield Paid per $1,000 Certificate            5.387153
Principal Paid per $1,000 Certificate              0.000000